                                                                      EXHIBIT 10


                       FIRST AMENDMENT TO CREDIT AGREEMENT


         This First Amendment to CREDIT Agreement dated as of April 6, 2001 (the "Amendment") by and among ROCK-TENN COMPANY, a Georgia corporation (the "Borrower"), SUNTRUST BANK, a banking corporation organized under the laws of the State of Georgia ("SunTrust"), the other banks and financial institutions listed on the signature pages hereof, (SunTrust, and such other banks, lending institutions, and assignees referred to collectively herein as the "Lenders"), SUNTRUST BANK, in its capacity as Agent for the Lenders (the "Agent"), BANK OF AMERICA, N.A., as Syndication Agent (the "Syndication Agent") and WACHOVIA BANK, N.A., as Documentation Agent (the "Documentation Agent").

         WHEREAS, the Borrower, the Agent and the Lenders are parties to that certain Credit Agreement dated as of June 30, 2000, by and among the Borrower, the Agent and the other Lenders (the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement), pursuant to which the Lenders have made available certain financial accommodations to the Borrower;

         WHEREAS, the parties wish to amend the Credit Agreement to, among other things, (i) modify the manner in which certain financial covenants are calculated, (ii) reduce the revolving credit commitment, and (iii) modify the restricted payments covenant, but only on the terms and conditions contained herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

         Section 1. Amendments.

         (a) The Credit Agreement is hereby amended by deleting the definition of "Applicable Margin" from Section 1.1 and substituting in lieu thereof the following new definition of "Applicable Margin":

                           "Applicable Margin shall mean with respect
                  to all Revolving Loans outstanding on any date, a percentage per annum determined by reference to the applicable ratio of Total Funded Debt to EBITDA as calculated as of the end of the immediately preceding fiscal quarter determined by reference to the table set forth on Schedule 1.01(a) attached hereto; provided, however, that in determining Total Funded Debt to EBITDA for purposes of determining the Applicable Margin, the items referenced in clause (vii) of the definition of EBITDA shall be omitted.

                  Notwithstanding the foregoing, the initial
                  Applicable Margin shall be determined as set forth in Section 4.6 hereof. Any changes to the Applicable Margin will be effective as of the date specified in
                  Section 4.6."

         (b) The Credit Agreement is hereby amended by deleting the definition of "EBITDA" from Section 1.1 and substituting in lieu thereof the following new definition of "EBITDA":

                           "EBITDA shall mean for any fiscal period,
                  Consolidated Net Income (or Consolidated Net Loss, as the case may be) for such period plus (a) the aggregate amount deducted in determining such Consolidated Net Income (Loss) in respect of (i) Interest Expense, (ii) Income Taxes of the Consolidated Companies determined in accordance with GAAP, (iii) depreciation and amortization expense of the Consolidated Companies determined in accordance with GAAP, in each case for the applicable fiscal period, (iv) the amount of any non-cash charges relating to plant shut-downs and asset impairment charges actually taken by the Borrower for the quarter ending March 31, 2000, (v) any non-cash charges actually taken by the Consolidated Companies after March 31, 2000 which are associated with the accelerated write-off of any tangible or intangible assets related to the acquisition of Waldorf Corporation provided such amounts do not exceed $100,000,000 in the aggregate through the Maturity Date, (vi) any non-cash charges actually taken which are associated with the accelerated write-off of any tangible or intangible assets provided such amounts do not exceed $50,000,000 in the aggregate through the Maturity Date and (vii) the amount of cash charges actually taken which resulted from the Home Office and Folding Carton Division reorganizations and the closing of the Borrower's Downingtown, Pennsylvania converting facility, Norcross, Georgia folding facility, Lynchburg, Virginia converting facility, Augusta, Georgia folding facility, Madison, Wisconsin folding facility, and Chicago, Illinois folding facility in an aggregate amount not to exceed $4,832,000 for the fiscal quarter ending June 30, 2000, $5,637,000 for the fiscal quarter ending September 30, 2000, $1,906,000 for the fiscal quarter ending December 31, 2000 and an aggregate of $7,000,000 thereafter; in each case for the Consolidated Companies determined on a consolidated basis in accordance with GAAP, (b) actual rental expense associated with any Synthetic Lease and (c) cash distributions of earnings of Unrestricted Subsidiaries made to a Consolidated Company to the extent previously excluded in the determination of Consolidated Net Income or Consolidated Net Loss by virtue of clause (i) of the respective definitions thereof."

         (c) The Credit Agreement is hereby further amended by deleting the definition of "EBITR" from Section 1.1 and substituting in lieu thereof the following new definition of "EBITR":

                           "EBITR shall mean for any fiscal period,
                  Consolidated Net Income (or Consolidated Net Loss, as the case may be) for such period plus (a) the aggregate amount deducted in determining such Consolidated Net Income (Loss) in respect of (i) Interest Expense, (ii) Income Taxes of the Consolidated Companies determined in accordance with GAAP, (iii) 100% of lease expense (including any rental expense under any Synthetic Lease but excluding expenses incurred in respect of Capital Leases) of the Consolidated Companies determined in accordance with GAAP, in each case for the applicable fiscal period, (iv) any non-cash charges relating to plant shut-downs and asset impairment charges actually taken by the Consolidated Companies for the quarter ending March 31, 2000, (v) any non-cash charges actually taken by the Consolidated Companies after March 31, 2000 which are associated with the accelerated write-off of any tangible or intangible assets related to the acquisition of Waldorf Corporation provided such amounts do not exceed $100,000,000 in the aggregate through the Maturity Date, (vi) any non-cash charges actually taken which are associated with the accelerated write-off of any tangible or intangible assets provided such amounts do not exceed $50,000,000 in the aggregate through the Maturity Date and (vii) the amount of cash charges actually taken which resulted from the Home Office and Folding Carton Division reorganizations and the closing of the Borrower's Downingtown, Pennsylvania converting facility, Norcross, Georgia folding facility, Lynchburg, Virginia converting facility, Augusta, Georgia folding facility, Madison, Wisconsin folding facility, and Chicago, Illinois folding facility in an aggregate amount not to exceed $4,832,000 for the fiscal quarter ending June 30, 2000, $5,637,000 for the fiscal quarter ending September 30, 2000, $1,906,000 for the fiscal quarter ending December 31, 2000 and an aggregate of $7,000,000 thereafter; in each case for the Consolidated Companies determined on a consolidated basis in accordance with GAAP and (b) cash distributions of earnings of Unrestricted Subsidiaries made to a Consolidated Company to the extent previously excluded in the determination of Consolidated

                  Net Income or Consolidated Net Loss by virtue of clause (i) of the respective definitions thereof."

         (d) The Credit Agreement is hereby further amended by deleting the definition of "Facility Fee Percentage" from Section 1.1 and substituting in lieu thereof the following new definition of "Facility Fee Percentage":

                           "Facility Fee Percentage shall mean, with
                  respect to the Facility Fee, as of any date, the percentage per annum determined by reference to the applicable ratio of Total Funded Debt to EBITDA as calculated as of the end of the immediately preceding fiscal quarter determined by reference to the table set forth on Schedule 1.01(a) attached hereto; provided, however, that in determining Total Funded Debt to EBITDA for purposes of determining the Facility Fee Percentage, the items referenced in clause (vii) of the definition of EBITDA shall be omitted. Notwithstanding the foregoing, the initial Facility Fee Percentage shall be determined as set forth in Section 4.6 hereof. Any changes to the Facility Fee Percentage will be effective as of the date specified in Section 4.6."

         (e) The Credit Agreement is hereby further amended by deleting the definition of "Revolving Credit Commitment" from Section 1.1 and substituting in lieu thereof the following new definition of "Revolving Credit Commitment":

                           "Revolving Credit Commitment shall mean,
                  with respect to each Lender, the obligation of such Lender to make Revolving Loans to the Borrower and to participate in Swing Line Loans in an aggregate principal amount not exceeding the amount set forth with respect to such Lender on Schedule 1.1(c), or in the case of a Person becoming a Lender after April 6, 2001, the amount of the assigned "Revolving Credit Commitment" as provided in the Assignment and Acceptance Agreement executed by such Person as an assignee, as the same may be changed pursuant to the terms hereof, as the same may be increased or decreased from time to time as a result of any reduction thereof pursuant to Section 2.3., any assignment thereof pursuant to Section 11.6., or any amendment thereof pursuant to Section 11.2."

         (f)      The Credit Agreement is hereby further amended by deleting
Section 2.1(a) in its entirety and substituting in lieu thereof the following new Section 2.1(a):

                  "(a)     Subject to and upon the terms and
                  conditions herein set forth, each Lender severally agrees to make to Borrower from time to time on and after the Closing Date, but prior to the Maturity Date, Revolving Loans; provided that, immediately after each such Revolving Loan is made, (i) such Lender's Revolving Credit Exposure does not exceed such Lender's Revolving Credit Commitment and (ii) the sum of the aggregate Revolving Credit Exposures of all Lenders does not exceed the lesser of (y) the Revolving Credit Commitments of all Lenders or (z) $400,000,000."

         (g)      The Credit Agreement is hereby further amended by deleting
Section 7.7(d) in its entirety and substituting in lieu thereof the following new Section 7.7(d):

                  "(d)     within forty-five (45) days after the end
                  of each of its quarterly accounting periods, a statement certified as true and correct by a Financial Officer of the Borrower setting forth (i) the Total Funded Debt to EBITDA ratio for purposes of determining compliance with Article 8 and (ii) the Total Funded Debt to EBITDA ratio for purposes of determining the Applicable Margin and the Facility Fee Percentage, in each case as of the last day of such quarterly accounting period;"

         (h)      The Credit Agreement is hereby further amended by deleting
Section 8.13 in its entirety and substituting in lieu thereof the following new
Section 8.13:

                  "SECTION 8.13.  RESTRICTED PAYMENTS.

                  The Borrower will not, and will not permit its Restricted Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any dividend on any class of its stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, defeasance or other acquisition of, any shares of common stock or any options, warrants, or other rights to purchase such common stock, whether now or hereafter outstanding (each, a "Restricted Payment"), except for (a) dividends payable by the Borrower solely in shares of any class of its common stock, (b) Restricted Payments made by any Subsidiary to the Borrower or to another Restricted Subsidiary and (c) cash dividends paid on, and cash repurchases of, the common stock of the Borrower; provided, that (i) no Default or Event of Default has occurred or would occur as a result of paying such dividend or repurchases, (ii) at the time of payment of such dividend and after giving effect to such payment, the Borrower and any Restricted Subsidiary could incur an additional $1.00 of Funded Debt under Section 8.1 and 8.3, respectively, of this Agreement and (d) repurchases of Borrower's common stock in an aggregate amount not to exceed, from the Closing Date through the Maturity Date, the sum of (i) $20,000,000 plus (ii) 50% of the amount by which cumulative Consolidated Net Income commencing with the fiscal year ending September 30, 2001 exceeds $20,000,000; so long as (x) no Default or Event of Default has occurred or would occur as a result of such payment and (y) at the time of such payment and after giving effect to such payment, the Borrower and any Restricted Subsidiary could incur an additional $1.00 of Funded Debt under Section 8.1 and 8.3, respectively, of this Agreement, and (z) at the time of such payment, the Borrower has Investment Grade Status from at least one Rating Agency."

         (f)      The Credit Agreement is hereby further amended by adding
Schedule 1.1(c) attached hereto thereto.

         Section 2. Reduction of Revolving Credit Commitment.

         Upon the effectiveness of this Amendment, the Revolving Credit Commitment of all Lenders shall be reduced to $400,000,000 and each Lender's Revolving Credit Commitment as of the date hereof shall be as set forth on
Schedule 1.1(c) attached hereto. If after giving effect to such reduction of the Revolving Credit Commitment, the principal amount of outstanding Revolving Loans and Swing Line Loans exceeds the Revolving Credit Commitment of all Lenders, then immediately following the effectiveness of this Amendment, the Borrower shall repay the amount of such excess in accordance with Section 2.3(c) of the Credit Agreement, together with any payments due under Section 4.13 of the Credit Agreement.

         Section 3. Benefits of Loan Documents.

         Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment, and as the Credit Agreement may from time to time be further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplemental or modification agreements entered into pursuant to the applicable provisions thereof.

         Section 4. Conditions to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the condition precedent that each of the following be received by the Agent (unless otherwise waived in writing by the Agent), each of which shall be satisfactory in form and substance to the Agent:

         (a)      this Amendment executed by the Borrower and by the Required
Lenders;

         (b) the Acknowledgment and Consent of the Guarantors, substantially in the form of Exhibit A hereto, executed by each of the Guarantors (as defined below) (the "Acknowledgment");

         (c) payment by the Borrower to the Agent of an amendment fee in an amount equal to .10% of the Revolving Credit Commitments (after giving effect to the Amendment) of those Lenders who have executed this Amendment ("Approving Lenders") for distribution by the Agent to the Approving Lenders on a pro rata basis based upon their Applicable Commitment Percentage; provided, however, no such amendment fee will be paid to any Lender that fails to return an executed original of this Amendment to the Agent on or before April 6, 2001;

         (d) payment by the Borrower to the Agent, of any and all other fees and expenses which are due and payable;

         (e) a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of the Borrower with respect to each of the officers of the Borrower authorized to execute and deliver this Amendment and attaching and certifying copies of the resolutions of the board of directors of the Borrower, authorizing the execution, delivery and performance of this Amendment; and

         (f) such other approvals, opinions or documents as the Agent may reasonably request.

         Section 5. Representations. The Borrower represents to the Lenders that:

         (a) The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment, and to perform this Amendment, and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by the duly authorized officers of the Borrower, and each of this Amendment, and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

         (b) The execution and delivery of this Amendment, and the performance by the Borrower of this Amendment, and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time or the giving of notice, or otherwise: (i) violate any Requirement of Law relating to the Borrower; (ii) conflict with, result in a breach of or constitute a default under the charter or by-laws of the Borrower, or any of its Material Contractual Obligations; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower other than those permitted by the Credit Agreement.

         (c) The articles of incorporation and bylaws of the Borrower have not changed since delivery of such articles of incorporation and bylaws to the Lenders in connection with the consummation of the Credit Agreement.

         Section 6. Reaffirmation. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower in the Credit Agreement and the other Loan Documents to which it is a party as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full except to the extent such representations expressly relate to an earlier date or have been updated to the extent permitted by the Credit Agreement.

         Section 7. Reaffirmation and Representations by Guarantors. By execution of the Acknowledgment, each Subsidiary that has executed a Subsidiary Guarantee (a "Guarantor"):

         (a) reaffirms its continuing obligations to the Agent and the Lenders under the Subsidiary Guarantee to which it is a party, and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of such Subsidiary Guarantee, or reduce, impair or discharge the obligations of such Guarantor thereunder; and

         (b)      represents to the Lenders that:

         (i) Such Guarantor has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Acknowledgement, and to perform this Acknowledgement in accordance with its terms. This Acknowledgement has been duly executed and delivered by the duly authorized officers of such Guarantor, and the Acknowledgement is a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity; and

         (ii) the execution and delivery of this Acknowledgement, and the performance by such Guarantor of this Acknowledgement, do not and will not, by the passage of time or the giving of notice, or otherwise: (i) violate any Requirement of Law relating to such Guarantor; (ii) conflict with, result in a breach of or constitute a default under the charter or by-laws of such Guarantor, or any of its Material Contractual Obligations; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Guarantor other than those permitted by the Credit Agreement.

         Section 8. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         Section 10. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement shall remain in full force and effect.

         Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties.


                         [Signatures on following page]

         IN WITNESS WHEREOF, the parties have caused this First Amendment to Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

                                      ROCK-TENN COMPANY



(CORPORATE SEAL)                      By:
                                         --------------------------------------
                                      Title:
                                            -----------------------------------
Attest:
By:____________________
     Title:


                      [Signatures Continued on Next Page]

             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                      SUNTRUST BANK, AS AGENT, SWING LINE
                                      LENDER AND A LENDER



                                      By:
                                         --------------------------------------
                                         Title:
                                               --------------------------------

                                      WACHOVIA BANK, N.A., AS A LENDER
                                      AND DOCUMENTATION AGENT



                                      By:
                                         --------------------------------------
                                         Title:
                                               --------------------------------

                                      BANK OF AMERICA, N.A., AS A LENDER
                                      AND SYNDICATION AGENT



                                      By:
                                         --------------------------------------
                                         Title:
                                               --------------------------------

                                      THE CHASE MANHATTAN BANK,
                                      AS A LENDER



                                      By:
                                         --------------------------------------
                                         Title:
                                               --------------------------------

                                      THE BANK OF TOKYO-MITSUBISHI,
                                      LTD., AS A LENDER



                                      By:
                                         --------------------------------------
                                         Title:
                                               --------------------------------

                                      THE BANK OF NEW YORK,
                                      AS A LENDER



                                      By:
                                         --------------------------------------
                                         Title:
                                               --------------------------------


                       [Signatures Continued on Next Page]

             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                      FIRST UNION NATIONAL BANK,
                                      AS A LENDER



                                      By:
                                         --------------------------------------
                                         Title:
                                               --------------------------------



                                      THE FUJI BANK, LIMITED,
                                      AS A LENDER



                                      By:
                                         --------------------------------------
                                         Title:
                                               --------------------------------

                                     BNP PARIBAS, AS A LENDER



                                      By:
                                         --------------------------------------
                                         Title:
                                               --------------------------------



                                      By:
                                         --------------------------------------
                                         Title:
                                               --------------------------------

                                 SCHEDULE 1.1(C)

                          REVOLVING CREDIT COMMITMENTS

------------------------------------------------------------------------------
               Lender                    Revolving Credit Commitment
------------------------------------------------------------------------------
SunTrust Bank                                    $93,333,333
------------------------------------------------------------------------------
Wachovia Bank, N.A.                              $84,444,444
------------------------------------------------------------------------------
Bank of America, N.A.                            $84,444,444
------------------------------------------------------------------------------
The Chase Manhattan Bank                         $35,555,556
------------------------------------------------------------------------------
The Bank of Tokyo-Mitsubishi,                    $35,555,556
Ltd.
------------------------------------------------------------------------------
The Bank of New York                             $17,777,778
------------------------------------------------------------------------------
First Union National Bank                        $17,777,778
------------------------------------------------------------------------------
The Fuji Bank, Limited                           $17,777,778
------------------------------------------------------------------------------
BNP Paribas                                      $13,333,333
------------------------------------------------------------------------------

               ACKNOWLEDGMENT AND CONSENT OF SUBSIDIARY GUARANTORS

         Each of the undersigned Subsidiaries hereby (i) acknowledges receipt of the foregoing First Amendment to Credit Agreement by and among Rock-Tenn Company, the Lenders under the Credit Agreement (the "Lenders") and SunTrust Bank, in its capacity as Agent for the Lenders (the "Agent") (the "Amendment"),
(ii) consents to the Amendment, (iii) agrees and acknowledges to the terms thereof including, without limitation, the representations and agreements of the each of the undersigned set forth in Section 7 of the Amendment, and (iv) restates and affirms its respective obligations under its Subsidiary Guarantee previously executed and delivered in favor of the Agent (for the ratable benefit of the Lenders) without defense, counterclaim or set-off.

         IN WITNESS WHEREOF, each of the undersigned Subsidiaries has executed this Acknowledgment and Consent of Subsidiary Guarantors this 6th day of April, 2001.

                                      ROCK-TENN COMPANY, MILL
                                      DIVISION, a Tennessee corporation
                                      ROCK-TENN COMPANY OF TEXAS, a
                                      Georgia corporation
                                      ROCK-TENN COMPANY OF
                                      ARKANSAS, a Georgia corporation
                                      ROCK-TENN COMPANY OF
                                      CALIFORNIA, INC., a Delaware
                                      corporation
                                      ROCK-TENN COMPANY OF ILLINOIS,
                                      INC., an Illinois corporation
                                      ROCK-TENN CONVERTING
                                      COMPANY, a Georgia corporation
                                      CONCORD INDUSTRIES, INC., an Illinois
                                      corporation
                                      WABASH CORPORATION, a Delaware
                                      corporation
                                      WALDORF CORPORATION, a Delaware
                                      corporation
                                      BEST RECYCLING, INC., an Iowa
                                      corporation
                                      WALDORF REALTY, INC., a Delaware
                                      corporation
                                      ROCK-TENN PARTITION COMPANY, a
                                      Georgia corporation
                                      WALDORF CORPORATION OF
                                      MINNESOTA, a Delaware corporation



                                      By:
                                         --------------------------------------
                                         Name:
                                               --------------------------------
                                         Title:
                                               --------------------------------


                                       -2-